Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2021

Jurisdiction of Organization/
Subsidiary	Incorporation

272 Advisors, LLC*	Delaware
Annetnaus (Assignment for the benefit of creditors), LLC	California
B. Riley Acquisition Corp. I	Delaware
B. Riley Acquisition Corp. II	Delaware
B. Riley Acquisition Corp. III	Delaware
B. Riley Acquisition Corp. IV	Delaware
B. Riley Acquisition Corp. V	Delaware
B. Riley Acquisition Sponsor Co. I, LLC	Delaware
B. Riley Acquisition Sponsor Co. II, LLC	Delaware
B. Riley Acquisition Sponsor Co. III, LLC	Delaware
B. Riley Acquisition Sponsor Co. IV, LLC	Delaware
B. Riley Acquisition Sponsor Co. V, LLC	Delaware
B. Riley Advisory and Valuation Services, LLC*(dba B. Riley Advisory Services)	California
B. Riley Advisory Holdings, LLC	Delaware
B. Riley Advisory Services de Mexico, S de RL	Mexico City, Mexico
B. Riley Asset Management, LLC*	Delaware
B. Riley Brand Management, LLC	Delaware
B. Riley Capital Management, LLC	New York
B. Riley Commercial Capital, LLC	Delaware
B. Riley Corporate Services, Inc.	Delaware
B. Riley Government Services, LLC	Delaware
B, Riley Innovation Management, LLC*	Delaware
B. Riley Operations Management Services, LLC	Delaware
B. Riley Principal 150 Merger Corp.	Delaware
B. Riley Principal 150 Sponsor Co., LLC	Delaware
B. Riley Principal 175 Merger Corp.	Delaware
B. Riley Principal 175 Sponsor Co., LLC	Delaware
B. Riley Principal 200 Merger Corp.	Delaware
B. Riley Principal 200 Sponsor Co., LLC	Delaware
B. Riley Principal 250 Merger Corp.	Delaware
B. Riley Principal 250 Sponsor Co., LLC	Delaware
B. Riley Principal Capital, LLC	Delaware
B. Riley Principal Investments, LLC	Delaware
B. Riley Principal Investments RE, LLC	Delaware

B. Riley Principal Sponsor Co. II, LLC	Delaware
B. Riley Principal Sponsor Co., III, LLC	Delaware
B. Riley Principal Sponsor Co., LLC	Delaware
B. Riley Real Estate Ventures Holdings, LLC	Delaware
B. Riley Real Estate, LLC	Delaware
B. Riley Receivables, LLC	Delaware
B. Riley Retail Advisors, Inc.	California
B. Riley Retail Canada ULC	Canada
B. Riley Retail Int’l, Inc.	California
B. Riley Retail RE Holdings, LLC	Delaware
B. Riley Retail Solutions WF, LLC	California
B. Riley Retail Solutions, LLC	California
B. Riley Retail, Inc.	California
B. Riley Securities Holdings, LLC	Delaware
B. Riley Securities, Inc.	Delaware
B. Riley Venture Capital, LLC	Delaware
B. Riley Wealth Insurance, Inc.	Washington
B. Riley Wealth Management Holdings, Inc.	Delaware
B. Riley Wealth Management, Inc.	Tennessee
B. Riley Wealth Private Shares, LLC	Delaware
B. Riley Wealth Sub-Advisers, LLC	Delaware
B. Riley Wealth Tax Services, Inc.	Delaware

Subsidiaries of B. Riley Financial, Inc. – December 31, 2021

Benchmark Landscaping, LLC	Delaware
BR Advisory & Investments, LLC	Delaware
BR Brand Holdings, LLC*	Delaware
BR Dialectic Capital Management, LLC (dba B. Riley Alternatives)	Delaware
BR Events, LLC	California
BR Financial Holdings, LLC	Delaware
BR Great Northern Mall, LLC	Delaware

BRC Emerging Managers GP, LLC	Delaware
BRC Partners Management GP, LLC	Delaware
BRF Finance Co., LLC	Delaware
BRF Investments, LLC	Delaware

BR-NRG, LLC	Delaware
BroadSmart Holding Co Inc.	Delaware
BRPI Acquisition Co LLC	Delaware
BRPI Executive Consulting, LLC	Delaware
BRPI FL ES Holdings, LLC	Delaware
BRPM Merger Sub, Inc.	Delaware
BRVC bolttech, LLC	Delaware
BRVC Callisto, LLC	Delaware
BRVC Continuous Composites, LLC	Delaware
BRVC Promenade Group, LLC	Delaware
BRVC Pura, LLC	Delaware
BRVC SparkCognition, LLC	Delaware
BRVC Swiftly, LLC	Delaware
BRVC Uniphore, LLC	Delaware
BRVC Urgent.ly, LLC	Delaware
BRVC Urgently II, LLC	Delaware
Classmates Media Corporation	Delaware
CrosIT Solutions Ltd.	Israel

Fandor ABC, LLC	California
FBR Capital Markets PT, Inc.	Virginia
Fiduciary Financial Services of the Southwest	Texas
Financial Services International Corporation	Washington
Firebrandlive (assignment for the benefit of creditors), LLC	California
GA Asset Advisors, Ltd	England and Wales
GA Australia II Pty., LTD	Victoria, Australia
GA Australia Pty., LTD	Victoria, Australia
GA Europe Cooperatief U.A.	Netherlands
GA Europe GmbH	Germany

GACP Finance Co, LLC	Delaware
GAEBB Group B.V.	Netherlands
GC Capital Corp.	Delaware
GD ABC, LLC	California
GlassRatner Advisory & Capital Group, LLC (dba B. Riley Advisory Services)	Delaware
GlassRatner Brokerage Services, Inc.	Georgia
GlassRatner International, Inc.	Delaware
Great American Capital Partners, LLC	Delaware
Great American Global Partners, LLC*	California
Great American Group Intellectual Property, LLC (dba B. Riley Advisory Services)	California
Great American Group Machinery & Equipment, LLC* (dba B. Riley Advisory Services)	California

Subsidiaries of B. Riley Financial, Inc. – December 31, 2021

HRLY Brand Management, LLC*	Delaware
IEG of OC (assignment for the benefit of creditors), LLC	California
Juno Internet Services, Inc.	Delaware
Juno Online Services, Inc.	Delaware
Justice Brand Management, LLC*	Delaware
magicJack Holdings Corporation	Delaware
magicJack L.P.	Delaware
magicJack SMB, Inc.	Florida
magicJack VocalTec Ltd.	Israel
magicJack VoIP Services, LLC	Delaware
Marconi Wireless Holdings, LLC (dba Credo Mobile)	Delaware

MLV & Co. LLC	Delaware
National Asset Management, Inc.	Washington
National Holdings Corporation	Delaware
National Securities Corporation	Washington
NetZero, Inc.	Delaware
NetZero Modecom, Inc.	Delaware
NetZero Wireless, Inc. (dba magicJack Wireless)	Delaware
NHC Holdings, LLC	Delaware
Prime Capital Services, Inc.	New York
Prime Financial Services, Inc.	Delaware
Ridgemont Outfitters (assignment for the benefit of creditors), LLC	California
Stratton Partners, LTD	England and Wales
Tdsoft Ltd.	Israel
TreePeach Management, LLC	Delaware
UGC Operations ABC, LLC	California
United Advisor Services, LLC	New Jersey
United Advisors, LLC	New Jersey
United Online Advertising Network, Inc.	Delaware
United Online Software Development (India) Private Limited*	Republic of India
United Online Web Services, Inc.	Delaware
United Online, Inc.	Delaware
Winslow Fiduciary Services, LLC	Massachusetts
Winslow Financial, Inc.	Massachusetts
Winslow Wealth Management, LLC	Massachusetts
Winslow, Evans & Crocker Insurance Agency, Inc.	Massachusetts
Winslow, Evans & Crocker, Inc.	Massachusetts
Workshop Café ABC, LLC	California
Wunderlich Capital Management, LLC	Tennessee
YMax Communications Corp.	Delaware
YMax Communications Corp. of Virginia	Virginia
YMax Corporation	Delaware

*	B. Riley Financial, Inc. owns less than 100% of these subsidiaries.

3